SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: June 30, 2005





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


1 Jasper  Street, Paterson, New Jersey                                 07522
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2005, the Company entered into an Asset Purchase Agreement with Marshall Environmental Group, Inc. ("ME"), pursuant to which the Company will acquire substantially all of ME's assets used in its environmental services business in return for total consideration of approximately $350,000 and performance-based equity ownership in Veridium. This acquisition is expected to close during the third quarter of 2005.

Item 9.01        Financial Statements and Exhibits

Exhibits:

10.1 Asset Purchase Agreement between Veridium Corporation and EnviroSafe Corp., together as the Purchaser, and Marshall Environmental Group, Inc., as the Seller, dated June 30, 2005.

99.1 Press Release dated June 30, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



               /S/      James Green
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By:                     JAMES GREEN
                        President and Chief Executive Officer
Date:                   June 30, 2005